UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 28, 2020
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Frenso, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CVCY	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company ☐

        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01 Regulation FD Disclosure

On July 28 to July 30, 2020, executive management of Central Valley Community Bancorp will meet electronically with investors at the 21st Annual KBW Community Bank Investor Conference.

A copy of the information in the investor presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Form 8-K filed on July 28, 2020 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Investor Relations Presentation of Central Valley Community Bancorp July 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 28, 2020	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ David A. Kinross David A. Kinross Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index
Exhibit No.	Description
99.1	Investor Relations Presentation of Central Valley Community Bancorp July 2020